UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 23, 2026
Date of Report (date of earliest event reported)

Kinetik Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38048 (Commission File Number)	81-4675947 (I.R.S. Employer Identification Number)
2700 Post Oak Blvd. Suite 300 Houston, Texas 77056
(Address of principal executive offices and zip code)
(713) 621-7330
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	KNTK	New York Stock Exchange
NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 23, 2026, EagleClaw Midstream Ventures, LLC (“ECMV”), a subsidiary of Kinetik Holdings Inc., and Energy Transfer GC NGL Product Services, LLC (“ET”) (formerly Lone Star NGL Product Services, LLC) agreed to resolve (the “Settlement”) the previously disclosed dispute regarding the expiration date of an NGL purchase agreement between ET and ECMV. Pursuant to the Settlement, the parties agreed and confirmed that the last day of the term of the ECMV NGL purchase agreement is December 31, 2026. The ECMV NGL purchase agreement is one of two agreements with ET subject to previously disclosed litigation, which awaits adjudication.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinetik Holdings Inc.

Dated:	October 26, 2026	/s/ Lindsay Ellis
Lindsay Ellis
General Counsel, Secretary and Chief Compliance Officer